UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2005

7-Eleven, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-6987	75-1085131
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

2711 North Haskell Avenue

Dallas, Texas 75204-2906

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 828-7011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 25, 2005, the Registrant issued an earnings release announcing its financial results for the third quarter ended September 30, 2005. A copy of the earnings release is attached as Exhibit 99.1 and is incorporated herein by reference.

The release includes references to “core earnings,” which is a non-GAAP financial measure. The Company believes that core earnings, which exclude non-operating items, are more indicative of the Company’s operating performance than net earnings. With regard to the Company’s results for the third quarter ended September 30, 2005, the earnings release includes a table that reconciles core earnings to net earnings, which the Company believes to be the most directly comparable GAAP financial measure.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated October 25, 2005, including Condensed Consolidated Statements of Earnings and Financial Highlights

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

7-ELEVEN, INC.

Date: October 25, 2005	/s/ EDWARD W. MONEYPENNY
Edward W. Moneypenny
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Release dated October 25, 2005, including Condensed Consolidated Statements of Earnings and Financial Highlights